UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2017

RAYONIER ADVANCED MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36285	46-4559529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Riverplace Boulevard, Jacksonville, Florida 32207

(Address of principal executive offices) (Zip Code)

(904) 357-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 23, 2017, Rayonier Advanced Materials Inc., a Delaware corporation (the “Company”), entered into an Amending Agreement (the “Amendment”) to the Arrangement Agreement, dated as of May 24, 2017 (the “Arrangement Agreement”), by and between Tembec Inc., a corporation continued and existing under the laws of Canada (“Tembec”), pursuant to which the Company would acquire all of the outstanding common shares of Tembec (the “Arrangement”). The Company and Tembec simultaneously amended and restated the Plan of Arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”) consistent with the Amendment.

As described in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 25, 2017, pursuant to the Arrangement Agreement and the Plan of Arrangement, and upon the terms and subject to the conditions described therein, upon the closing of the Arrangement, each outstanding common share of Tembec (“Tembec Common Shares”) (other than Tembec Common Shares directly or indirectly owned by the Company or with respect to which rights of dissent are properly exercised) would have the right to receive, at the holder’s election (subject to proration as described below), (i) C$4.05 in cash (the “Cash Election Consideration”) or (ii) 0.2302 shares of common stock of the Company (“Company Common Stock”), with cash paid in lieu of fractional shares (the “Stock Election Consideration”) per Tembec Common Share. Elections for Cash Election Consideration and Stock Election Consideration were subject to proration procedures set forth in the Arrangement Agreement such that 63.3% of the aggregate Tembec Common Shares would receive the Cash Election Consideration and 36.7% of the aggregate Tembec Common Shares would receive the Stock Election Consideration.

The Amendment revises the Cash Election Consideration to be C$4.75 and the Stock Election Consideration to be 0.2542 shares of Company Common Stock, with cash paid in lieu of fractional shares. The Amendment also revises the proration ratio so that 66.8% of the aggregate Tembec Common Shares will receive the Cash Election Consideration and 33.2% of the aggregate Tembec Common Shares will receive the Stock Election Consideration.

The Amendment also provides that the closing of the Arrangement will occur no earlier than October 16, 2017.

The Amendment has been unanimously approved by the board of directors of the Company and by the board of directors of Tembec.

The Company has also entered into support and voting agreements with affiliates of Oaktree Capital Management, L.P. and Restructuring Capital Associates L.P. (the “Oaktree Voting Agreement” and the “RCA Voting Agreement,” respectively) pursuant to which they will vote approximately 19.6% and 17.1%, respectively, of the Tembec Common Shares outstanding and entitled to vote at the special meeting of Tembec shareholders on July 27, 2017 in favor of the Arrangement. Copies of the Oaktree Voting Agreement and the RCA Voting Agreement are attached as Exhibits 10.1 and 10.2 hereto, and are incorporated herein by reference.

The description above of the Arrangement Agreement, the Plan of Arrangement, the Amendment and the support and voting agreements is qualified in its entirety by reference to the terms of the Arrangement Agreement, the Plan of Arrangement, copies of which are attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 25, 2017, and the Amendment, the Oaktree Voting Agreement and the RCA Voting Agreement, copies of which are attached as Exhibits 2.1, 10.1 and 10.2, respectively, hereto, and are incorporated herein by reference. Other than as expressly modified pursuant to the Amendment, the Arrangement Agreement remains in full force and effect as originally executed on May 24, 2017.

Item 8.01.	Other Events.

On July 23, 2017, the Company issued a press release announcing the execution of the Amendment. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

As described in the Current Report on Form 8-K filed with the SEC on May 25, 2017, in connection with the entry into the Arrangement Agreement, the Company entered into a commitment letter, dated May 24, 2017, with Bank of America, N.A. (“Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Wells Fargo Bank, National Association (“Wells Fargo”) and Wells Fargo Securities, LLC (“WFS” and, together with Bank of America, MLPFS and Wells Fargo, the “Initial Commitment Parties”). On June 12, 2017, the Company entered into an amended and restated commitment letter (the “Commitment Letter”) with the Initial Commitment Parties, JPMorgan Chase Bank, N.A. (“JPMCB”), SunTrust Bank (“SunTrust Bank”), SunTrust Robinson Humphrey, Inc. (“STRH” and, together with the Initial Commitment Parties, JPMCB and SunTrust Bank, the “Commitment Parties”), pursuant to which certain of the Commitment Parties committed to provide, subject to customary closing conditions, up to $450,000,000 of senior secured term loans as additional tranches under the Company’s existing senior secured credit facility, the proceeds of which may be used to fund all or a portion of the cash portion of the consideration for the Arrangement, to refinance certain existing indebtedness of Tembec and its subsidiaries, and to pay fees, commissions and expenses incurred in connection with the foregoing.

On July 23, 2017, in connection with its entry into the Amendment, the Company entered into Amendment No. 1 to Amended and Restated Commitment Letter with the Commitment Parties, pursuant to which the Commitment Letter was amended to permit the commitments thereunder to remain outstanding after giving effect to the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amending Agreement, dated as of July 23, 2017, to the Arrangement Agreement by and between Tembec Inc. and Rayonier Advanced Materials Inc. dated as of May 24, 2017

10.1	Support and Voting Agreement, dated as of July 23, 2017, by and between Rayonier Advanced Materials Inc., Oaktree Value Equity Fund, L.P. and Oaktree Value Equity Fund-SP, L.P.

10.2	Support and Voting Agreement, dated as of July 23, 2017, by and between Rayonier Advanced Materials Inc., Bennett Restructuring Fund, L.P. and Bennett Offshore Restructuring Fund, Inc.

99.1	Press release, dated July 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2017

Rayonier Advanced Materials Inc. (Registrant)

By:	/s/ Michael R. Herman

Name:	Michael R. Herman
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amending Agreement, dated as of July 23, 2017, to the Arrangement Agreement by and between Tembec Inc. and Rayonier Advanced Materials Inc. dated as of May 24, 2017

10.1	Support and Voting Agreement, dated as of July 23, 2017, by and between Rayonier Advanced Materials Inc., Oaktree Value Equity Fund, L.P. and Oaktree Value Equity Fund-SP, L.P.

10.2	Support and Voting Agreement, dated as of July 23, 2017, by and between Rayonier Advanced Materials Inc., Bennett Restructuring Fund, L.P. and Bennett Offshore Restructuring Fund, Inc.

99.1	Press release, dated July 23, 2017